Exhibit 32(a)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of NewMarket Corporation (the “Company”) for the period ending December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas E. Gottwald, chief executive officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Thomas E. Gottwald
Thomas E. Gottwald
Chairman of the Board, President, and Chief Executive Officer
Date: February 14, 2025